SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 28, 2007
(Date of earliest event reported)

FIRST HORIZON MORTGAGE PASS-THROUGH TRUST 2007-6,
Mortgage Pass-Through Certificates, Series 2007-6
(Exact name of Issuing Entity as specified in its charter)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Depositor as specified in its charter)

FIRST HORIZON HOME LOANS
(Exact name of Sponsor as specified in its charter)

Delaware	333-137018-13	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-143105) filed with the Securities and Exchange Commission (the “Commission”) on June 14, 2007 (the “Registration Statement”), pursuant to which the Registrant registered $6,687,436,390 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on December 27, 2007, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2007-6 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of December 28, 2007 (“MLPA”), by and between First Horizon Home Loans, a division of First Tennessee Bank National Association (“FHHL”) and First Horizon Asset Securities Inc. (“FHASI”), FHHL sold a pool of conventional, fixed rate, first lien, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On December 28, 2007, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2007 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHL, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $265,022,828, have been sold by the Registrant to Credit Suisse Securities (USA) LLC pursuant to an Underwriting Agreement dated as of February 24, 2006 (the “CSS Underwriting Agreement”), as supplemented by a Terms Agreement dated as of December 20, 2007 (the “CSS Terms Agreement”), each by and among CSS, the Registrant and FHHL. The CSS Underwriting Agreement was previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1. The CSS Terms Agreement is filed herewith as Exhibit 1.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement dated February 24, 2006, by and among CSS, the Registrant and FHHL

1.2	Terms Agreement dated December 20, 2007 to Underwriting Agreement dated February 24, 2006, by and among CSS, the Registrant and FHHL

4.1	Pooling and Servicing Agreement dated as of December 1, 2007, by and among the Registrant, as Depositor, FHHL, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of December 28, 2007, by and between FHHL, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on March 14, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-125158-18)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

January 8, 2008	By:	/s/ Alfred Chang
Vice President
Alfred Chang

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*	Underwriting Agreement dated February 24, 2006, by and among CSS, the Registrant and FHHL

1.2	Terms Agreement dated December 20, 2007 to Underwriting Agreement dated February 24, 2006, by and among CSS, the Registrant and FHHL

4.1	Pooling and Servicing Agreement dated as of December 1, 2007, by and among the Registrant, as Depositor, FHHL, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of December 28, 2007, by and between FHHL, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on March 14, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-125158-18)